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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 17, 2003
                                                          --------------



                                  BIOGEN, INC.

             (Exact name of registrant as specified in its charter)



        MASSACHUSETTS                   0-12042                 04-3002117
 -----------------------------         -----------           ------------------
       (State or other                 (Commission             (IRS Employer
 jurisdiction of incorporation         File Number)          Identification No.)



         14 CAMBRIDGE CENTER, CAMBRIDGE, MA                     02142
      ---------------------------------------                 ---------
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (617) 679-2000
                                                           --------------

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)        Exhibits.

            99.1       The Registrant's Press Release dated April 17, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ALSO BEING FILED UNDER NEW ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     The attached press release includes information with respect to the Registrant's operating earnings, operating earnings per share, operating net income and other operating results, all of which are non-GAAP financial measures. Management utilizes these non-GAAP financial measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Registrant. Management believes that these measures provide useful information to investors regarding the Registrant's financial condition and results of operations because they exclude non-operational and unusual activities or transactions that are not necessarily relevant to an understanding of the Registrant's business or the prospects for the Registrant's future performance.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIOGEN, INC.
                                      ------------
                                      (Registrant)

Date: April 17, 2003                  /s/ Anne Marie Cook
                                      ---------------------------
                                      Anne Marie Cook
                                      Vice President, Chief Corporate Counsel



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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              The Registrant's Press Release dated April 17, 2003.





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